Fidelity Real Estate Income Fund
Class/Ticker
ETF Class/FREI
Principal U.S. Listing Exchange: The Nasdaq Stock Market LLC

Summary Prospectus
June 12, 2026
The fund's ETF Class shares are listed on a national securities exchange and are not individually redeemable. The fund offers one or more mutual fund classes described in a separate prospectus in addition to ETF Class shares.

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, reports to shareholders, and other information about the fund (including the fund's SAI) online at fundresearch.fidelity.com/prospectus/sec. You can also get this information at no cost by calling 1-800-FIDELITY or by sending an e-mail request to fidfunddocuments@fidelity.com. The fund's prospectus and SAI dated June 12, 2026 are incorporated herein by reference.
245 Summer Street, Boston, MA 02210

Fund Summary
Fund/Class:
Fidelity® Real Estate Income Fund
/ETF Class
Investment Objective
Fidelity® Real Estate Income Fund seeks higher than average income. As a secondary objective, the fund also seeks capital growth.
Fee Table
The following table describes the fees and expenses that may be incurred when you buy, hold, and sell shares of the fund's ETF Class. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee	0.53%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.06% A
Total annual operating expenses	0.59%
Fee waiver and/or expense reimbursement	0.02% B
Total annual operating expenses after fee waiver and/or expense reimbursement	0.57%
ABased on estimated amounts for the current fiscal year.
BFidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse ETF Class shares of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.57% (the Expense Cap). If at any time during the current fiscal year expenses for ETF Class shares of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through November 30, 2027. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.
This example helps compare the cost of investing in the fund's ETF Class with the cost of investing in other funds or classes.
Let's say, hypothetically, that the annual return for ETF Class shares of the fund is 5% and that the fees and the annual operating expenses for shares of the fund's ETF Class are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your ETF Class shares at the end of each time period indicated:

1 year	$58
3 years	$186
5 years	$326
10 years	$735

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 24% of the average value of its portfolio.
Principal Investment Strategies
  Normally investing at least 80% of assets in debt and income-producing equity securities of companies principally engaged in the real estate industry and other real estate related investments.
Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities, such as hybrids and synthetic securities, believed to have debt-like characteristics (e.g., securities classified as Tier 2 Regulatory capital, securities that rank above share capital in an insolvency waterfall, securities with maturity dates and non-cancellable interest payment structures).
Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Equity securities include common stocks (including depositary receipts evidencing ownership of common stock), preferred stocks and other preferred securities, convertible securities, rights and warrants, and other securities, such as hybrid securities and trust preferred securities, believed to have equity-like characteristics.
Income-producing equity securities are equity securities that pay, or are expected to pay within the next three months, dividends or interest.
A real estate entity or real estate related investment is any company that is principally engaged in the real estate industry and includes commercial and residential mortgage-backed securities; debt securities of real estate entities; equity securities of entities whose primary assets are mortgage loans or commercial or residential mortgage-backed securities; REITs that either own properties or make construction loans and preferred stocks of REITs; real estate developers; companies with substantial real estate holdings; and other companies whose products and services are related to the real estate industry, such as building supply manufacturers, mortgage lenders, or mortgage servicing companies. The Adviser considers a company to be principally engaged in the real estate industry if (i) at least 50% of its assets, income, sales or profits are committed to, or derived from, the real estate industry, or (ii) a third party has given the company an industry or sector classification consistent with the real estate industry.
Derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments are included in the fund's 80% policy, consistent with the fund's investment policies and limitations with respect to investments in derivatives.
  Normally investing primarily in preferred and common stocks of real estate investment trusts (REITs); debt securities of real estate entities; and commercial and other mortgage-backed securities, with an emphasis on lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Investing in domestic and foreign issuers.
  Using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.
Principal Investment Risks
  Stock Market Volatility.
Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. Different parts of the market, including different market sectors, and different types of securities can react differently to these developments.
  Interest Rate Changes.
Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure.
Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Real Estate Industry Concentration.
Changes in real estate values or economic downturns can have a significant negative effect on issuers in the real estate industry. The value of securities of issuers in the real estate industry can be affected by changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, and the management skill and creditworthiness of the issuer.
  Prepayment.
The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes.
The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole.
Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer.
The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative.
Investments in covenant-lite loans carry more risk than traditional loans as they allow issuers to engage in activities that would otherwise be difficult or impossible under a traditional loan agreement. In the event of default, covenant-lite obligations have lower recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default.
  Fluctuation of Net Asset Value and Share Price.
The net asset value per share (NAV) of the fund's ETF Class will generally fluctuate with changes in the market value of the fund's holdings. The fund's ETF Class shares can be bought and sold in the secondary market at market prices. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for the fund's ETF Class shares may result in the fund's ETF Class shares trading significantly above (at a premium) or below (at a discount) to NAV.
Given the nature of the relevant markets for certain of the fund's securities, the fund's ETF Class shares may trade at a larger premium or discount to the NAV than shares of other ETFs.
In addition, in stressed market conditions or periods of market disruption or volatility, the market for the fund's ETF Class shares may become less liquid in response to deteriorating liquidity in the markets for the fund's underlying portfolio holdings.
  Trading Issues.
There can be no assurance that an active trading market will be maintained. Market makers and Authorized Participants are not obligated to make a market in the fund's ETF Class shares or to submit purchase and redemption orders for creation units. Decisions by market makers or Authorized Participants to reduce their role with respect to market making or creation and redemption activities during times of market stress, or a decline in the number of Authorized Participants due to decisions to exit the business, bankruptcy, or other factors, could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund's portfolio securities and the market price of the fund's ETF Class shares. In addition, trading may be halted, for example, due to market conditions.
  Cash Transactions Risk.
The fund may effect some or all creations and redemptions of its ETF Class shares using cash rather than in-kind securities. As a result, an investment in the fund may be less tax-efficient than an investment in a fund that effects ETF share class redemptions entirely in-kind.
An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You could lose money by investing in the fund.
Performance
The following information is intended to help you understand the risks of investing in the fund.
The ETF Class shares are a new class of shares for which performance information is not available, and therefore, for periods prior to the inception of the ETF Class shares, the bar chart and table show performance information for the Fidelity® Real Estate Income Fund shares of the fund, a mutual fund class of shares of the fund not offered in this Prospectus. Returns of the ETF Class shares of the fund may vary from the returns of the Fidelity® Real Estate Income Fund shares due to differences in expenses.
The information illustrates the changes in the performance of Fidelity® Real Estate Income Fund, a class of shares of the fund, from year to year and compares the performance of this class to the performance of a securities market index, a hypothetical composite of market indexes, and an additional index over various periods of time. The hypothetical composite of market indexes and additional index have characteristics relevant to the fund's investment strategies. Index descriptions appear in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.
Visit www.fidelity.com for more recent performance information for Fidelity® Real Estate Income Fund, a class of shares of the fund.
Performance history will be available at www.fidelity.com for ETF Class after ETF Class has been in operation for one calendar year.
Year-by-Year Returns*
2016	2017	2018	2019	2020	2021	2022	2023	2024	2025
10.21%	7.30%	-0.64%	17.91%	-1.08%	18.90%	-14.54%	9.32%	7.93%	7.17%

During the periods shown in the chart for Fidelity® Real Estate Income Fund:	Returns	Quarter ended
Highest Quarter Return	16.84%	June 30, 2020
Lowest Quarter Return	-25.55%	March 31, 2020
Year-to-Date Return	0.41%	March 31, 2026

* The returns shown above are for Fidelity® Real Estate Income Fund, a class of shares of the fund that is not offered through this prospectus. ETF Class would have substantially similar annual returns to Fidelity® Real Estate Income Fund because the classes are invested in the same portfolio of securities. ETF Class's returns would differ from Fidelity® Real Estate Income Fund's returns only to the extent that the classes do not have the same expenses.
Average Annual Returns*
After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2025	Past 1 year	Past 5 years	Past 10 years
Fidelity® Real Estate Income Fund
Return Before Taxes	7.17%	5.14%	5.82%
Return After Taxes on Distributions	5.27%	3.51%	3.98%
Return After Taxes on Distributions and Sale of Fund Shares	4.34%	3.35%	3.82%
Fidelity Real Estate Income Composite Index℠ (reflects no deduction for fees, expenses, or taxes)	5.81%	2.11%	4.01%
ICE® BofA® US High Yield Constrained Index (reflects no deduction for fees, expenses, or taxes)	8.50%	4.50%	6.44%
Bloomberg U.S. Universal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.58%	0.06%	2.44%

* The returns shown above are for Fidelity® Real Estate Income Fund, a class of shares of the fund that is not offered through this prospectus. ETF Class would have substantially similar annual returns to Fidelity® Real Estate Income Fund because the classes are invested in the same portfolio of securities. ETF Class's returns would differ from Fidelity® Real Estate Income Fund's returns only to the extent that the classes do not have the same expenses.
Investment Adviser
Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.
Portfolio Manager(s)
Bill Maclay (Portfolio Manager) has managed the fund since 2019.
Purchase and Sale of Shares
ETF Class shares of the fund are listed and traded on an exchange, and individual ETF Class shares may only be bought and sold in the secondary market through a broker or dealer at market price and are not individually redeemable. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at NAV. ETF Class shares of the fund may trade at a price greater than the ETF Class's NAV (premium) or less than the ETF Class's NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase ETF Class shares (bid) and the lowest price a seller is willing to accept for such shares (ask) when buying or selling ETF Class shares in the secondary market (the "bid-ask spread"). Recent information, including information regarding the ETF Class's NAV, market price, premiums and discounts, and bid-ask spread, is available at www.fidelity.com.
The fund offers one or more mutual fund classes described in a separate prospectus in addition to ETF Class shares. A shareholder holding a mutual fund class of the fund may convert those shares to ETF Class shares issued by the fund to the extent supported by the shareholder's financial intermediary. Shareholders should contact their financial intermediary to determine the eligibility of their account for such a conversion. ETF Class shares, whether acquired through a conversion or purchased on the secondary market, cannot be converted to mutual fund class shares of the fund or exchanged for mutual fund class shares or ETF Class shares of another fund. See "Shareholder Information -- Conversions" below for additional information.
Tax Information
Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fidelity Distributors Company LLC (FDC) is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.
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